UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2005

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 KANSAS STREET, EL SEGUNDO, CALIFORNIA	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	310-726-8000

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

                On April 19, 2005, International Rectifier Corporation issued a press release announcing accelerated vesting of outstanding stock options.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 8.01               Other Events.

                On April 19, 2005, International Rectifier Corporation issued a press release announcing accelerated vesting of outstanding stock options.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of International Rectifier Corporation, dated April 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: April 19, 2005	By:	/s/ DONALD R. DANCER
		Name:	Donald R. Dancer
		Title:	Secretary and General Counsel